EXHIBIT 10.25

                          SMART ENERGY SOLUTIONS, INC.


The undersigned, agrees that he, she or it will not, directly or indirectly, issue, offer, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose (collectively, "Sell" or "Sold") of any securities referenced below of the Smart Energy Solutions, Inc., formerly known as Datigen.com, Inc. (the "Company"), including options, rights, warrants or other securities underlying, convertible into, exchangeable or exercisable for or evidencing any right to purchase or subscribe for any common stock (whether or not beneficially owned by the undersigned), or any beneficial interest therein (collectively, the "Securities"), except as follows:

      1. After April 2006, 20% of the Securities referenced below held by the undersigned can be Sold;

      2. After April 2007, 30% of the Securities referenced below held by the undersigned can be Sold; and

      3.    After April 2008, the balance thereof.

Notwithstanding the foregoing, the undersigned shall be entitled to Sell the Securities as long as the transaction does not involve the Securities being Sold on the Over-the-Counter Bulletin Board (or any other exchange or medium where the securities of the Company are listed or quoted), provided, however, that any transferee of the Securities, including without limitation, a person who is gifted the Securities or lends against the Securities, shall agree in writing to the restrictions contained herein prior to and as a condition to the Securities being Sold.

In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of legends and/or stop-transfer orders with the transfer agent of the Company's securities with respect to any of the Securities registered in the name of the undersigned or beneficially owned by the undersigned.



Dated: ____ __, 2006



                                Name: ____________________________

                                Certificate Nos.: ________________


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